COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST I

Supplement dated August 11, 2010 to the Prospectuses listed below, each as supplemented

Columbia Core Bond Fund

Supplement to the Prospectuses dated September 1, 2009

Columbia High Yield Opportunity Fund

Columbia International Bond Fund

Columbia Strategic Income Fund

Supplement to the Prospectuses dated October 1, 2009

Columbia High Yield Municipal Fund

Columbia Small Cap Value Fund I

Supplement to the Prospectuses dated November 1, 2009

Columbia Balanced Fund

Columbia Conservative High Yield Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Strategic Investor Fund

Columbia Technology Fund

Supplement to the Prospectuses dated January 1, 2010

Columbia Asset Allocation Fund

Columbia Contrarian Core Fund

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Growth Fund

Columbia Liberty Fund

Columbia Small Cap Core Fund

Supplement to the Prospectuses dated February 1, 2010

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia Rhode Island Intermediate Municipal Bond

Supplement to the Prospectuses dated March 1, 2010

Columbia Tax-Exempt Fund

Supplement to the Prospectuses dated April 1, 2010

Columbia Real Estate Equity Fund

Supplement to the Prospectuses dated April 29, 2010

Columbia Convertible Securities Fund

Columbia Global Value Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia Overseas Value Fund

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund II

Supplement to the Prospectuses dated July 1, 2010

Columbia Asset Allocation Fund II

Columbia Blended Equity Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Income Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia International Growth Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Core Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Pacific/Asia Fund

Columbia Select Large Cap Growth Fund

Columbia Select Opportunities Fund

Columbia Select Small Cap Fund

Columbia Short-Intermediate Bond Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

Supplement to the Prospectuses dated August 1, 2010

Effective September 7, 2010 (the Effective Date), the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described herein. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or financial advisor should consider the combined market value of all Columbia, Columbia Acorn and RiverSource funds owned by the investor. For details on this particular policy, see below in this Supplement the restatement of the section entitled Reductions/Waivers of Sales Charges—Front-End Sales Charge Reductions.

For purposes of this Supplement, the Columbia funds and Columbia Acorn funds are collectively referred to as the Columbia funds. The RiverSource funds (including the Seligman and Threadneedle branded funds) are collectively referred to as the RiverSource funds. Together the Columbia funds and the RiverSource funds are referred to as the Funds.

The following terms have the following meaning: Columbia Management or the investment manager means Columbia Management Investment Advisers, LLC, the Transfer Agent means Columbia Management Investment Services Corp., and the Distributor means Columbia Management Investment Distributors, Inc.

Additional information about the Funds can be obtained by contacting the following:

Website*	Toll-free Number	Mailing Addresses
www.columbiamanagement.com	800.345.6611	Regular Mail: The Funds c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Express Mail: The Funds c/o Columbia Management Investment Services Corp. 30 Dan Road Canton, MA 02021-2809

*	The website references in this Supplement are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this Supplement.

The current share classes offered by the Columbia funds and their status, which will not change as of the Effective Date, are as follows:

Columbia Fund Share Classes
Class A
Class B*
Class C
Class E*
Class F*
Class R
Class T*
Class Y
Class Z

*	Generally closed to new investors and new accounts.

As of the Effective Date, the following replaces all of the disclosures in the sections of the prospectuses of the Funds set forth on the cover of this Supplement entitled “Choosing a Share Class,” “Buying, Selling and Exchanging Shares” and “Distributions and Taxes—Taxes and Your Investment,” except for the disclosures relating to Fund closings (which remain in effect). This Supplement does not replace the disclosures in the “Distribution and Taxes—Distributions to Shareholders” sub-section.

Choosing a Share Class

Comparison of the Share Classes

Share Class Features

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of its prospectus (the Fund may also offer other classes of shares through a separate prospectus). Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you. The following summarizes the primary features of the Class A, Class B, Class C, Class E, Class F, Class R, Class T, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentals TM

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor’s personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent or financial advisor can help you determine which share class(es) is available to you and to decide which class of shares best meets your needs.

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Maximum Distribution and Service (12b-1) Fees(c)	Non 12b-1 Service Fees
Class A	Minimum initial investment is $2,000 for most investors; shares are available to the general public for investment	none	none	5.75% maximum, declining to 0.00% on investments of $1 million or more(d)	1.00% maximum on certain investments of between $1 million and $50 million redeemed within 18 months of purchase(d)	up to 0.10% distribution fee up to 0.25% service fee	none

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Maximum Distribution and Service (12b-1) Fees(c)	Non 12b-1 Service Fees
Class B	Closed to new investors(e)	up to $49,999	convert to Class A shares eight years after purchase(f)	none	5.00% maximum, gradually declining to 0.00% after six years(f)	0.75% distribution fee 0.25% service fee	none
Class C	Minimum initial investment is $2,000 for most investors; shares are available to the general public for investment	up to $999,999; no limit for eligible employee benefit plans(g)	none	none	1.00% on certain investments redeemed within one year of purchase	0.75% distribution fee 0.25% service fee	none
Class E	Closed to new investors and new accounts(h)	none	none	4.50% maximum, declining to 0.00% on investments of $500,000 or more	1.00% CDSC on certain investments of between $1 million and $50 million redeemed within one year of purchase	0.10% distribution fee 0.25% service fee	none
Class F	Closed to new investors and new accounts(h)	up to $250,000(i)	convert to Class E shares eight years after purchase(j)	none	5.00% maximum, gradually declining to 0.00% after six years	0.75% distribution fee 0.25% service fee	none
Class R	Available only to eligible retirement plans and health savings accounts; no minimum initial investment	none	none	none	none	0.50% distribution fee	none

	Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Maximum Distribution and Service (12b-1) Fees(c)	Non 12b-1 Service Fees
Class T

Available only to

investors who

received (and who

have continuously

held) Class T shares

in connection with

the merger of certain

Galaxy funds into

various Columbia

funds (formerly

named Liberty funds)

		none	none	5.75% maximum, declining to 0.00% on investments of $1 million or more	1.00% maximum on certain investments of between $1 million and $50 million redeemed within 18 months of purchase(k)	none	up to 0.50%(l)
Class Y

Available to certain

categories of

investors, which are

subject to minimum

initial investment

requirements;

currently offered only

to former

shareholders of the

former Columbia

Funds Institutional

Trust(m)

		none	none	none	none	none	none
Class Z	Available only to certain eligible investors, which are subject to different minimum initial investment requirements ranging from $0 to $2,000	none	none	none	none	none	none

(a)	See Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders for additional details about the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. See Choosing a Share Class—Sales Charges and Commissions for more information on applicable sales charges and see Choosing a Share Class—Reductions/Waivers of Sales Charges for information about certain exceptions to these sales charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. For Funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. See Choosing a Share Class—Distribution and Service Fees for more information.
(d)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. See Choosing a Share Class—Class A Shares—CDSC for more information about the application of the Class A shares CDSC. The CDSC for purchases of Class A shares between $1 million and $50 million redeemed within 18 months of purchase is as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase. Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

(e)	The Columbia funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders—Buying Shares—Class B Shares Closed.
(f)	See Choosing a Share Class—Class B Shares—Conversion of Class B Shares to Class A Shares for more information on the timing of the conversion of Class B shares to Class A shares.
(g)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b) or by qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and that transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(h)	The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares—Opening as Account and Placing Orders—Buying Shares—Class E and Class F Shares Closed. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(i)	The $250,000 investment limit is based on aggregate account value. If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your “immediate family.” See the discussion about account value aggregation and eligible accounts in Choosing a Share Class—Reductions/Waivers of Sales Charges for more information. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(j)	See Choosing a Share Class—Class F Shares—Commissions and Conversion to Class E Shares for more information on the timing of the conversion of Class F shares to Class E shares.
(k)	The CDSC for purchases of Class T shares between $1 million and $50 million redeemed within 18 months of purchase is as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase. Columbia fund Class T shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.
(l)	See Class T Shares—Shareholder Service Fees for more information.
(m)	The following categories of investors may also be eligible to purchase Class Y shares: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares—Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class—Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals TM

Front-End Sales Charge Calculation

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The offering price per share is the net asset value per share plus any front-end sales charge that applies.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class—Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).

Class A Shares—Front-End Sales Charge—Breakpoint Schedule For Equity Funds and Funds-of-Funds (equity)*

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 - $49,999	5.75%	6.10%	5.00%
$50,000 - $99,999	4.50%	4.71%	3.75%
$100,000 - $249,999	3.50%	3.63%	3.00%
$250,000 - $499,999	2.50%	2.56%	2.15%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%(c)(d)

Class A Shares—Front-End Sales Charge—Breakpoint Schedule For Fixed Income Funds (except those listed below)

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 - $49,999	4.75%	4.99%	4.00%
$50,000 - $99,999	4.25%	4.44%	3.50%
$100,000 - $249,999	3.50%	3.63%	3.00%
$250,000 - $499,999	2.50%	2.56%	2.15%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%(c)(d)

Class A Shares—Front-End Sales Charge—Breakpoint Schedule for Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Short-Intermediate Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 - $99,999	3.25%	3.36%	2.75%
$100,000 - $249,999	2.50%	2.56%	2.15%
$250,000 - $499,999	2.00%	2.04%	1.75%
$500,000 - $999,999	1.50%	1.53%	1.25%
$1,000,000 or more	0.00%	0.00%	0.00%(c)(d)

Class A Shares—Front-End Sales Charge—Breakpoint Schedule For Columbia Short Term Bond Fund and Columbia Short Term Municipal Bond Fund

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 - $99,999	1.00%	1.01%	0.75%
$100,000 - $249,999	0.75%	0.76%	0.50%
$250,000 - $999,999	0.50%	0.50%	0.40%
$1,000,000 or more	0.00%	0.00%	0.00%(c)(d)

*

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes: Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio and Columbia LifeGoal® Income and Growth Portfolio. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.

(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class—Reductions/ Waivers of Sales Charges for a discussion of account value aggregation.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and Columbia U.S. Treasury Index Fund.
(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Class A Shares—CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

•

If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

•	Shareholders who purchased shares of a Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

•

Shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions.

FUNDamentals TM

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class A shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in a Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class—Reductions/Waivers of Sales Charges for details.

Class A Shares—Commissions

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares—Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)*

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million - $2,999,999	1.00%**
$3 million - $49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge.
**	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

Class B Shares—Sales Charges

The Columbia funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares—Eligible Investors—Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

The CDSC on Class B shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class B shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in a Fund.

Class B Shares—CDSC

You’ll pay a CDSC if you sell Class B shares, unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class—Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares—CDSC Schedule for the Funds (except those listed below)

Number of Years Class B Shares Held	Applicable CDSC*
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven	None
Eight	None
Nine	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B Shares—CDSC Schedule for Columbia California Intermediate Municipal Bond Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund

Number of Years Class B Shares Held	Applicable CDSC*
One	3.00%
Two	3.00%
Three	2.00%
Four	1.00%
Five	None
Six	None
Seven	None
Eight	None
Nine	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares—Commissions

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under a Fund’s distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class—Distribution and Service Fees for details.

Class B Shares—Conversion of Class B Shares to Class A Shares

Class B shares automatically convert to Class A shares after you’ve owned the shares for eight years, except for the Class B shares of the Columbia Short Term Municipal Bond Fund (which do not convert to Class A shares). The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class C Shares—Sales Charges

You don’t pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

The CDSC on Class C shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	is reduced to 0.00% on shares redeemed a year or more after purchase.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class C shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in a Fund.

Class C Shares—CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class—Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares.

Class C Shares—Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under a Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class— Distribution and Service Fees for details.

Class E Shares—Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class—Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you’ll pay on Class E shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class E Shares—Front-End Sales Charge—Breakpoint Schedule

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 - $49,999	4.50%	4.71%	4.00%
$50,000 - $99,999	3.50%	3.63%	3.00%
$100,000 - $249,999	2.50%	2.56%	2.00%
$250,000 - $499,999	1.25%	1.27%	1.00%
$500,000 - $999,999	0.00%	0.00%	0.00%
$1,000,000 or more	0.00%	0.00%	0.00	%(c)
(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources: 1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.

Class E Shares—CDSC

In some cases, you’ll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

•

If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

•

Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $5 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren’t subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

Class E Shares—Commissions

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

Class E Shares—Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$0 - $2,999,999	1.00%
$3 million - $4,999,999	0.50%
$5 million or more	0.25%

Class F Shares—Sales Charges

You don’t pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares and

•	generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

Class F Shares—CDSC

The CDSC you pay on Class F shares depends on how long you’ve held your shares:

Class F Shares—CDSC Schedule

Number of Years Class F Shares Held	Applicable CDSC*
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven	None
Eight	None
Nine	Conversion to Class E Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class F Shares—Commissions and Conversion to Class E Shares

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share Class—Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you’ve owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

•	Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

•

You’ll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class R Shares—Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares or a CDSC when you sell Class R shares. See Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders for more information about investing in Class R shares. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

Class R Shares—Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$0 - $49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. See Choosing a Share Class—Distribution and Service Fees for details.

Class T Shares—Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class T Shares—Front-End Sales Charge—Breakpoint Schedule for Equity Funds

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 - $49,999	5.75%	6.10%	5.00%
$50,000 - $99,999	4.50%	4.71%	3.75%
$100,000 - $249,999	3.50%	3.63%	2.75%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

Class T Shares—Front-End Sales Charge—Breakpoint Schedule for Fixed-Income Funds

Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling and/or servicing agents as a % of the offering price
$0 - $49,999	4.75%	4.99%	4.25%
$50,000 - $99,999	4.50%	4.71%	3.75%
$100,000 - $249,999	3.50%	3.63%	2.75%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.

(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on purchases of $3 million up to but not including $50 million; and up to 0.25% on purchases of $50 million or more.

Class T Shares—CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

•	Shareholders who purchased shares of a Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

•

Shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds. In certain circumstances, the CDSC may not apply. See Choosing a Share Class—Reductions/Waivers of Sales Charges for details.

Class T Shares—Commissions

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares—Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million - $2,999,999	1.00%
$3 million - $49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of the Funds. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial advisors and selling and/or servicing agents. You and your financial advisor are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a financial advisor’s failure to apply the eligible discount to your account. You may be asked by your financial advisor for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family.

FUNDamentals TM

Your “Immediate Family” and Account Value Aggregation

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class—Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•

Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation as described above:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and/or Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates;*

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors;*

•	Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor;*

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds;*

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

•

Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•

Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Fund when placing your purchase order. For more information about the sales charge reductions and waivers described here, please see the Statement of Additional Information (the SAI).

*	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC—Waivers of the CDSC for Class A, Class C, Class E, Class F and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death.

•	for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase.

•	purchased through reinvestment of dividend and capital gain distributions.

•	in an account that has been closed because it falls below the minimum account balance.

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

•

that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor.

•	of Class A shares of a Fund initially purchased by an employee benefit plan.

•	other than Class A shares initially purchased by an employee benefit plan that are not connected with a plan level termination.

•	in connection with a Fund’s Small Account Policy, which is described below in Buying, Selling and Exchanging Shares—Transaction Rules and Policies.

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party.

•	by certain other investors as set forth in more detail in the SAI.

CDSC—Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death.

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

•	in connection with a Fund’s Small Account Policy, which is described below in Buying, Selling and Exchanging Shares—Transaction Rules and Policies.

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

For more information about the sales charge reductions and waivers described here, please see the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares will not be reimbursed. If your original purchase was in Class T shares, you will be allowed to reinvest in the same Class T shares account and Fund you originally purchased.

To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed, and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.10%	0.25%	up to 0.35%(a)(b)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)
Class E	0.10%	0.25%	0.35%
Class F	0.75%	0.25%	1.00%
Class R	0.50%	— (d)	0.50%
Class T	none	0.50%(e)	0.50%(e)
Class Y	none	none	none
Class Z	none	none	none

(a)	Certain Columbia funds may pay distribution and service fees up to a maximum of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares.
(b)

Service Fee for Class A shares, Class B shares and Class C shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund—The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund’s average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund—The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund’s average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund—The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund’s average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund—The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares of Columbia Intermediate Municipal Bond Fund—The annual distribution fee may equal up to 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. As shown in the table below, certain Columbia funds may pay distribution and service fees up to a maximum of 0.35% of a Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate of not more than 0.25% for Class A shares.

The maximum annual distribution and/or service fees vary among the Columbia funds, as described in the table below:

Columbia funds	Class A Distribution Fee	Class A Service Fee	Class A Combined Total
Columbia Asset Allocation Fund, Columbia Balanced Fund, Columbia Conservative High Yield Fund, Columbia Contrarian Core Fund, Columbia Disciplined Value Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	0.10%	0.25%	0.35	%*

Columbia Blended Equity Fund, Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Core Bond Fund, Columbia Emerging Markets Fund, Columbia Federal Securities Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Liberty Fund, Columbia Energy and Natural Resources Fund, Columbia Income Fund, Columbia International Bond Fund, Columbia International Growth Fund, Columbia International Stock Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Mid Cap Core Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Select Large Cap Growth Fund, Columbia Select Opportunities Fund, Columbia Select Small Cap Fund, Columbia Short-Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund, Columbia World Equity Fund

	—	0.25%	0.25%

Columbia funds	Class A Distribution Fee	Class A Service Fee	Class A Combined Total
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax-Exempt Fund	—	0.20%	0.20%

Columbia Asset Allocation Fund II, Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Global Value Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund

	—	—	0.25	%**

*	Certain Columbia funds may pay distribution and service fees up to a maximum of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares.
**	These Columbia funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares.
(c)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.56% for Columbia Short Term Bond Fund; 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Income Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(d)	The Columbia funds’ Class R shares pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares. The Columbia funds do not have a shareholder service plan for Class R shares.
(e)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F and Class R shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (distribution fees retained by the Distributor are used to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder servicing plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder service fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but such fees will not exceed the Fund’s net investment income attributable to Class T shares. These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services. Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services), but such fees will not exceed the Fund’s net investment income attributable to Class T shares. These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and administrative support services, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%.

Selling and/or Servicing Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers. The Distributor, the Transfer Agent and the investment manager may also make payments to selling and/or servicing agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Columbia fund (other than the Columbia Acorn funds) and each RiverSource fund is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals TM

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

NAV =	(Value of assets of the share class) – (Liabilities of the share class)

Number of outstanding shares of the class

FUNDamentals TM

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on the investment manager’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund’s net asset value per share on that day. Orders received after the end of a business day will receive the next business day’s net asset value per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution—including commercial banks, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address (regular mail): The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 and (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy—Class A, B, C, T and Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your financial advisor. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy—Class A, B, C, T and Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your financial advisor. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address(es) can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class E, Class F, Class R and Class Y shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy—Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and selling and/or servicing agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from a Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. See Buying, Selling and Exchanging Shares—Excessive Trading Practices for more information.

Excessive Trading Practices Policy

Right to Reject or Restrict Share Transaction Orders—The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations—If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices—The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading—Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares—Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

Not all selling and/or servicing agents offer the Funds and certain selling and/or servicing agents that offer the Funds may not offer all Funds on all investment platforms. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling and/or servicing agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies not described in the prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares—Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to (the following addresses may also be used to request an exchange or redemption of shares):

Regular Mail	The Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

Express Mail	The Funds
c/o Columbia Management Investment Services Corp.
30 Dan Road
Canton, MA 02021-2809

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions:

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class—Class A Shares—Front-end Sales Charges for additional information about Class A shares. Your financial advisor or selling and/or servicing agent may have different policies not described here. Please consult your financial advisor or selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their financial advisor if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class E and Class F Shares Closed

Class E and Class F shares are closed to new investors and new accounts. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance) (i) may continue to make additional purchases of Class E and Class F shares and (ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.

Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Minimum Initial Investments, Additional Investments and Account Balances—Class Z Shares Minimum Investments.

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

Minimum Initial Investments, Additional Investments and Account Balances

The table below shows the Fund’s minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

Minimum Investment and Account Balance

	For all Funds, classes and accounts except those listed to the right (nonqualified)		Individual Retirement Accounts	Class R	Class Y		Class Z
Minimum Initial Investment	$2,000	(a)(b)	$1,000	none	variable	(c)	variable	(b,c)
Minimum Additional Investments	$100		$100	none	none		$100
Minimum Account Balance	$250	(d)	none	none	none		$250	(d)

(a)	Minimum initial investment is not applicable to Class E, Class F or Class T shares, which are closed to new investors.
(b)	If your Fund account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance.
(c)	The minimum initial investment amount for Class Y shares varies depending on eligibility. See Buying, Selling and Exchanging Shares—Buying Shares—Eligible Investors—Class Y Shares. The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Investments below.
(d)	If the value of your account falls below $250, your account is subject to automatic redemption of Fund shares. See Buying, Selling and Exchanging Shares—Transaction Rules and Policies above.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance—Systematic Investment Plans

	For all Funds, classes and accounts except those listed to the right (nonqualified)	Individual Retirement Accounts	Class R	Class Z
Minimum Initial investment*	$100	$100	none	variable	(a)
Minimum Additional investments	$100	$50	none	$100
Minimum Account balance	none	none	none	none

*	If your Fund account balance is below the minimum initial investment described above, you must make investments at least monthly.
(a)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Investments below.

Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment amounts may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares—Opening an Account and Placing Orders—Buying Shares—Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611. The minimum investment amount for purchases via wire is $500.

Electronic Funds Transfer

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. There is no minimum investment amount for an electronic funds transfer.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 14 days to clear. If you request a redemption within 14 days of purchase, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class F, Class R, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of Class R shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class T, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class’ minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or further postpone payment of sale proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies.

•

For Class E shareholders, if, at the time of the trust’s termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary’s name. For Class F shareholders, if, at the time of the trust’s termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary’s name. After such conversion, the beneficiary’s shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

•

For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any Fund (such as an index Fund) that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares in an account with Ameriprise Financial Services, Inc. you may have limited exchangeability among the Funds. Please contact your financial advisor for more information.

Systematic Exchanges

You may buy Class A, Class B, Class C, Class T, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares— Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E, Class F and Class T shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial advisor for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling and/or servicing agent

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in the prospectus, including different transaction limits, exchange policies and sale procedures.

Account established with the Fund

By mail	Mail your exchange or sale request to:

Regular Mail	The Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

Express Mail	The Funds
c/o Columbia Management Investment Services Corp.
30 Dan Road
Canton, MA 02021-2809

Include in your letter:
•your name
•the name of the Fund(s)
•your account number
•the class of shares to be exchanged or sold
•your social security number (SSN) or taxpayer identification number (TIN)
•the dollar amount or number of shares you want to exchange or sell
•specific instructions regarding delivery or exchange destination
•signature(s) of registered account owner(s)
•any special documents the Transfer Agent may require in order to process your order

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

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Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt funds: Derivative instruments held by a Fund seeking tax-exempt income may also generate taxable income to the Fund.

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Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by a Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

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For tax-exempt funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax.

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For tax-exempt funds: The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

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Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	For taxable fixed income funds: The Fund expects that distributions will consist primarily of ordinary income.

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For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after

December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt funds: The Fund does not expect a significant portion of the Fund distributions to be derived from qualified dividend income.

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For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

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A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

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The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

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Class E and Class F shareholders, under the Columbia Gift Plan, the trustee will file all federal and state income tax returns and pay all related income taxes for income and capital gains earned prior to the trust’s termination. Under the Columbia Advantage Plan, the beneficiary will be obligated to report any income and capital gains earned by the trust on his or her own tax returns and to pay any related income taxes.

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Class E and Class F shareholders, you should consult with your own tax advisor about the particular tax consequences to you of making a gift and holding Fund shares through a trust, including any applicable federal or state estate or gift tax consequences.

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If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

FUNDamentals TM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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